Exhibit 99.1
Industrial Enterprises of America to Present At 2006 Pacific Growth Equities Conference

NEW YORK, Nov. 3, 2006 (PRIMEZONE) -- Industrial Enterprises of America, Inc. (OTCBB:IEAME) a specialty manufacturer and distributor of automotive aftermarket supplies, today announced that the Company's Chief Executive Officer, John Mazzuto, will be presenting at the 2006 Pacific Growth Equities Conference in San Francisco, CA on Wednesday, November 8, at 11:30 AM PT. Mr. Mazzuto will discuss the Company's preliminary first quarter financial results and highlight recent developments.

Additionally, Industrial Enterprises of America has resolved previously announced accounting issues that have delayed its quarterly and year-end filings. The Company has released its revised Form 10-QSB for the quarter ending March 31, 2006, and anticipates filing its Annual Report for the fiscal year ending June 30, 2006 within three business days.

According to Chief Financial Officer, James Margulies, "The third quarter 2006 filing is significant in that it reflects resolution of the various open accounting issues as previously detailed. These restatements, as stated earlier, will have no material impact on the Company's strong results for the fourth quarter or the earnings guidance of $1.20 per share previously provided for fiscal 2007."

Pacific Growth Equities has invited a select group of 100 small-cap companies to present during this two-day event. Industrial Enterprises of America will present on the conference's first day, which will showcase the next generation of companies within the rapidly emerging sectors of Clean Technology and Industrial Growth. To access a live webcast of Mr. Mazzuto's presentation, please visit the following link:

http://www.corporate-ir.net/ireye/confLobby.zhtml?ticker=IEAME&item_id=1411078

For more information about the Pacific Growth Equities Conference, please visit

www.pacificgrowth.com/conference/index.html.

About Industrial Enterprises of America, Inc.

Industrial Enterprises of America, Inc., headquartered in New York, NY, is an automotive aftermarket supplier that specializes in the sale of anti-freeze, auto fluids, charcoal fluids, and other additives & chemicals. The company has distinct proprietary brands that collectively serve the retail, professional, and discount automotive aftermarket channels.

Statement Under The Private Securities Litigation Reform Act

Except for the historical information contained herein, the matters discussed in this press release may include forward-looking statements or information. All statements, other than statements of historical fact, including, without limitation, those with respect to the objectives, plans and strategies of Industrial Enterprises of America set forth herein and those preceded by or that include the words "believes," "expects," "given," "targets," "intends," "anticipates," "plans," "projects", "forecasts" or similar expressions, are forward-looking statements. Although the Company's management believes that such forward-looking statements are reasonable, it cannot guarantee that such expectations are, or will be, correct. These forward-looking statements involve a number of risks and uncertainties which could cause the Company's future results to differ materially from those anticipated, including: (i) the Company's history of ongoing operating losses; (ii) the overall marketplace and clients' usage of products, including demand therefore, the impact of competitive technologies, products and pricing, particularly given the substantially larger size and scale of certain competitors and potential competitors, control of expenses, and revenue generation by the acquisition of new customers; Other risks are detailed from time to time in the Company's 2005 Annual Report on Form 10-K, as amended, its Quarterly Reports on Form 10-QSB, and in its other Securities and Exchange Commission reports and statements. The Company assumes no obligation to update any of the information contained or referenced in this press release.

CONTACT: Industrial Enterprises of America, Inc.
Investors & Public Relations:
David Zazoff
(212) 505-5976
PressReleases@Za-Consulting.net